UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 W. Golf Road, Rolling Meadows, Illinois	60008-4050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 773-3800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On May 12, 2021, Arthur J. Gallagher & Co. (the “Company”) entered into a Security and Asset Purchase Agreement (the “Purchase Agreement”), by and among the Company, Aon plc (the “Seller”) and Willis Towers Watson plc (“Willis”). Pursuant to the Purchase Agreement, the Company will acquire certain Willis reinsurance, specialty and retail brokerage operations for a gross purchase price of $3.57 billion (the “Purchase Price”) (the “Transaction”). The Company expects to fund the Purchase Price using a combination of long-term debt, short-term borrowings, free cash and common equity.

The Transaction is part of a proposed regulatory remedy for the pending combination of Aon plc and Willis Towers Watson plc (the “Aon Willis Transaction”) and, as such, its completion is dependent upon receipt of regulatory clearances permitting the completion of the Aon Willis Transaction. Completion of the Aon Willis Transaction depends upon antitrust clearance in a number of jurisdictions, including Australia, the European Union, New Zealand, Singapore and the United States. Completion of the Transaction and the Aon Willis Transaction are also subject to certain other customary closing conditions. In certain circumstances, the Company may be required to purchase additional operations of Willis or the Seller to the extent necessary for obtaining regulatory clearances relating to the Aon Willis Transaction.

The Seller and the Company have made customary representations, warranties and covenants in the Purchase Agreement, including, among others, post-closing covenants with respect to non-competition and non-solicitation of customers and key employees.

The Purchase Agreement also contains customary indemnification rights for transactions of this type of each of the Seller and the Company, including with respect to breaches of representations, warranties or covenants and certain other specified matters. Certain of the indemnification obligations of each party are subject to deductible amounts and caps and other limitations on liability.

The Purchase Agreement contains customary closing conditions and is expected to close in 2021. In certain circumstances, the parties can extend the closing date to March 31, 2022, in which case certain fees and expense reimbursements will be payable by the Seller to the Company.

The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purpose of the Purchase Agreement and were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, as well as by information contained in the parties’ filings made with the U.S. Securities and Exchange Commission, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Purchase Agreement is described in this filing only to provide investors with information regarding the terms of the Purchase Agreement as agreed among the contracting parties, and not to provide investors with any other factual information regarding the parties or their respective businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Information Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements use words such as “anticipate,” “believe,” “estimate,” “expect,” “contemplate,” “forecast,” “project,” “intend,” “plan,” “potential,” and other similar terms, and future or conditional tense verbs like “could,” “may,” “might,” “see,” “should,” “will” and “would.” You can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Examples of forward-looking statements regarding the acquisition described in this report or exhibits to this report include, but are not limited to, statements regarding expected benefits of the proposed transaction, the expected consideration to be paid in the proposed transaction, the expected revenue, EPS (including non-GAAP variations thereof), and EBITDAC impacts of the proposed transaction, the size and status of the combined organization within various jurisdictions, required regulatory approvals, the expected timing of the completion of the proposed transaction, expected duration and costs of integration, and the anticipated financing of the proposed transaction.

Readers are cautioned against relying on any forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include (a) risks related to the integration of the acquired operations, businesses and assets into our company; (b) the possibility that the proposed transaction is not completed when expected or at all because required regulatory approvals (for either the Transaction or the Aon Willis Transaction) are not received or other conditions to the closing are not satisfied on a timely basis or at all; (c) the risk that the financing required to fund the proposed transaction is not obtained on the terms anticipated or at all; (d) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (e) the possibility that the anticipated benefits of the proposed transaction, including cost savings and expected synergies, are not realized when expected or at all, including as a result of the impact of, or issues arising from, the integration of the acquired operations into our company; (f) the possibility that our estimates of lost revenue in the acquired operations from breakage due to departing key brokers and other employees and the loss of clients are incorrect and actual lost revenue is greater than expected; (g) the increased legal and regulatory complexity of entering additional geographic markets, including the risks associated with the labor and employment law frameworks in certain countries where the Company does not currently operate; (h) conditions imposed in order to obtain required regulatory approvals; (i) uncertainties in the global economy and equity and credit markets and their potential impact on the Company’s ability to finance the proposed transaction on acceptable terms, at favorable pricing, in a timely manner, or at all; (j) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (k) diversion of management’s attention from ongoing business operations and opportunities; (l) the inability to retain certain key employees of the acquired operations or the Company; (m) risks associated with increased leverage from the proposed transaction; (n) competitive responses to the proposed transaction; (o) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each party to consummate the proposed transaction; (p) that financial information subsequently presented for the acquired business in our subsequent public filings may be different from that presented herein and (q) additional factors discussed in the section entitled “Information Concerning Forward-Looking Statements” in the Company’s Quarterly Report on Form 10-Q for the

quarterly period ended March 31, 2021 and “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. The COVID-19 pandemic currently amplifies, and in the future could continue to amplify, the risks, uncertainties and assumptions, reflected in such forward looking statements and risk factors.

Any forward-looking statement made by the Company in this report speaks only as of the date on which it is made. Except as required by applicable law, the Company does not undertake to update the information included herein.

Item 7.01.	Regulation FD Disclosure.

On May 12, 2021, the Company issued a press release announcing the Transaction. A copy of the press release announcing the Transaction is furnished herewith as Exhibit 99.1, and is incorporated herein by reference. An investor presentation in connection with the webcast conference call discussed below will be available on the Company’s website at: http://www.ajg.com under “Investor Relations.”

Note: Information in this report (including the exhibits) furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. Furthermore, the information provided in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, unless such incorporation by reference is specifically referenced therein.

Item 9.01	Financial Statements and Exhibits.

99.1	Press release, dated May 12, 2021, issued by Arthur J. Gallagher & Co. regarding the Transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: May 12, 2021	/s/ WALTER D. BAY
Walter D. Bay Vice President, General Counsel and Secretary